                                                              Nuveen Investments

                                  Rittenhouse
                                  Growth Fund

                                                    ANNUAL REPORT  JULY 31, 2000

A blue chip portfolio for investors seeking a tax-efficient way to build and sustain wealth.

                             [PHOTOS APPEAR HERE]


                                  INVEST WELL


                                  LOOK AHEAD


                              LEAVE YOUR MARK/SM/

   Contents

 1  Dear Shareholder

 3  From the Portfolio Manager's Perspective Nuveen Rittenhouse Growth Fund

 7  Nuveen Rittenhouse Growth Fund Spotlight

 8  Portfolio of Investments

10  Statement of Net Assets

11  Statement of Operations

12  Statement of Changes in Net Assets

13  Notes to Financial Statements

18  Financial Highlights

19  Report of Independent Public Accountants

21  Fund Information

                             Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[Photo of Timothy R. Schwertfeger appears here]

Timothy R. Schwertfeger
Chairman of the Board


Harvard University, Tiffany's and Dom Perignon are each the Rolls-Royce of its market. Each is synonymous with "quality." Each has established, reinforced and marketed its brand as one that consistently delivers a quality product -- be it education, fine jewelry or champagne. Each has made a promise to its customers, and each works hard to keep that promise, year after year.

Webster defines quality as the degree of excellence that a thing possesses. Nuveen Investments defines quality by the excellence of our portfolio management and products as well as of the financial advisors you, and our firm, work with.

Quality Portfolio Management and Products Nuveen Rittenhouse Growth Fund is managed by Rittenhouse Financial Services, Inc. The investment philosophy Rittenhouse established years ago remains firmly in place today -- pursue long-term growth with high-quality, large capitalization blue chip stocks. We believe this singular focus translates into consistently strong risk-adjusted returns and productive, long-lasting relationships.
        Rittenhouse's approach focuses not merely on blue chips, but on those select blue chips they believe have the prospects of providing sustainable, long-term growth -- ultimately, to limit risk without restricting return potential.
        Rittenhouse is just one of the quality money managers Nuveen works with to bring investors specialized expertise, judgment and resources that might otherwise be beyond reach. We believe in the power of focused effort, which is why we sought out extraordinary talent in each asset class and investment style -- professionals who we feel have mastered the nuances of the markets they know best.
        We believe this focus leads to a better quality product for you.

Quality Financial Advisors Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities -- and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations -- for yourself and your family, today and in the future.
        The potential presence of inflation and price swings in the markets reinforces the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

Looking Ahead The following interview with the portfolio management team of Nuveen Rittenhouse Growth Fund is intended to give you a review of your fund's performance during its fiscal year, as well as an overview of the economic environment in which it operated.


                                                           ANNUAL REPORT  page 1

        I'd like to share a few words looking ahead. Looking to the latter part of 2000, we anticipate continued investor uncertainty in the wake of recent market volatility. The challenge for Nuveen Investments is to help financial advisors work with you to rebalance portfolios with your greater family wealth management goals in mind.
        We are poised to help you reach your goals with equity and fixed-income investments that are designed to provide high quality and consistent growth. We plan to continue to enhance and diversify the investment choices we offer.
        For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.
        Thank you for your continued confidence.

Sincerely,


/s/ Timothy R. Schwertfeger

Timothy R. Schwertfeger
Chairman of the Board
September 18, 2000

ANNUAL REPORT  page 2

NUVEEN RITTENHOUSE GROWTH FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Throughout Nuveen Rittenhouse Growth Fund's fiscal year, the fund's manager continued to focus on companies, in both the "new" and "old" economies, with dominant market leadership, strong financial conditions and prospects for consistent and sustainable earnings growth. In this interview, John P. Waterman, managing director of investments at Rittenhouse Financial Services, Inc. and portfolio manager of Nuveen Rittenhouse Growth Fund, discusses the fund's performance during the fiscal year ended July 31, 2000.


Q You and your team were able to take advantage of the fund's modified investment policy that went into effect prior to the start of the fiscal year -- the ability to invest in non-dividend paying stocks. This change allowed the fund to access the burgeoning technology sector. Technology companies, to a greater extent than companies in other sectors, have opted not to pay dividends and to use excess cash either for new investment or share repurchases.

     Technology makes up the largest sector weighting in the fund -- at 35.2%. Just 12 months ago, at July 31, 1999, technology was 23.2% of the portfolio. How were you able to introduce more technology to the portfolio and stay true to Rittenhouse's conservative growth orientation?

A We remained selective in our approach to technology companies. In fact, we used very much the same philosophy in choosing stocks for our technology holdings as we did for our non-technology holdings. We sought strong, well-positioned companies -- companies that are dominant market leaders in their industries.

     Over the years, technology stocks have proven to be volatile. Given the rapid change and acute competition to which technology companies have been exposed, history has shown that survival is often a function of a company's ability to manage rapid change. We took a prudent approach to investing in these companies and focused on the most stable, solid performers with market leadership in technology industries projected to grow at high rates for years to come.

Q  What are some examples of such leading technology companies?

A We added several names during the fund's fiscal year. EMC Corporation was added and at July 31, 2000, was the fund's third largest holding. EMC is the market-leading data storage company. Businesses embracing the Internet and e-commerce must manage an infinite amount of information, and EMC's leading product solutions offer the intelligence, flexibility and leverage businesses need to manage this data. We believe the company's commitment to research and development, combined with the positive long-term outlook for the data storage industry, has positioned EMC to deliver solid, consistent earnings growth.


Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, chosen for their rigorously disciplined investment approaches.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for large-cap growth investing, Rittenhouse Financial Services, Inc., a wholly owned subsidiary of Nuveen, has more than 20 years of investment experience through a variety of market conditions. With approximately $17 billion in assets under management, Rittenhouse has developed an expertise in selecting high-quality, large-cap companies that the fund managers believe will perform well over the long term.

Performance figures are quoted for Class A shares at net asset value. Comments cover the fiscal year ended July 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.


                                                           Annual Report  page 3

"The fund's outperformance of its peer group in part can be attributed to its focus on leading global companies with strong, sustainable earnings growth."


     Another leading technology addition was Oracle Corporation. Oracle is the dominant supplier of fully integrated software products to businesses. Oracle's Internet-friendly software is designed to enhance enterprise resource planning, customer relationship management and supply chain management. The strong vision of Oracle's management team is likely to drive the continual growth of the company's Internet-enabling software, in our opinion.

     Intel, Texas Instruments and Sun Microsystems--all leaders in their industries--also did very well for the fund during the period.


NUVEEN RITTENHOUSE GROWTH FUND

Top Ten Stock Holdings

American International Group, Inc.        5.7%
----------------------------------------------
General Electric Company                  4.9%
----------------------------------------------
EMC Corporation                           4.9%
----------------------------------------------
Pfizer Inc.                               4.6%
----------------------------------------------
The Coca-Cola Company                     4.3%
----------------------------------------------
Automatic Data Processing, Inc.           4.3%
----------------------------------------------
Intel Corporation                         4.2%
----------------------------------------------
Colgate-Palmolive Company                 4.0%
----------------------------------------------
Cisco Systems, Inc.                       3.8%
----------------------------------------------
Merck & Co., Inc.                         3.6%
----------------------------------------------

The companies listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary.

Q  How did the fund perform during its fiscal year?

A The fund delivered to its shareholders another strong year. The fund reported a one-year total return for the fiscal year ended July 31, 2000, of 15.93%. The fund's return compares favorably against its benchmark, the Lipper Large Cap Core Funds Index, which returned 12.01% and the Standard & Poor's 500 Index return of 8.97% for the same time period.*

     The fund's outperformance of its peer group in part can be attributed to its focus on leading global companies with s trong, sustainable earnings growth.


Q Much of the market's gains during the year were attributable to the "hot dot" or "new" economy. Why do you believe your focus on historically more stable, conservative companies had such a positive effect on the fund's performance?

A The economy and markets experienced the Federal Reserve's series of interest rate hikes during the period. There is usually a six-to-nine month lag from the time the increase is made to when the economy slows. The challenge of the Fed is to slow economic growth sufficiently to relax inflationary pressures. The risk is always that the Fed steps on the brakes too hard and puts the economy in a recession.

     Since the 1991 recession, Mr. Greenspan and the Fed have proven to be very capable of managing this historic period of U.S. economic growth. They have instituted economic measures akin to slowing the economy with "anti-lock" brakes as opposed to old-fashion drum brakes and to date have avoided putting the economy into a "skid."

     Still, the larger-than-expected half point interest rate hike in May sent the markets reeling. This was to be expected, however, since the stock market typically has not performed well in periods of rising interest rates. Volatility not seen in years, the result of investors' worst fears that corporate profits would slow in the wake of a slowing economy, reared its ugly head.

* The Lipper Large Cap Core Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper Large Cap Core Funds category. The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges.

ANNUAL REPORT  page 4

        It is during times of market volatility and uncertainty regarding corporate profit growth that our focus on the historically more stable, market-leading companies -- companies such as Pfizer, Automatic Data Processing, Coca-Cola, General Electric and Colgate-Palmolive -- can benefit the fund the most. This is because investors, in similar economic scenarios -- where they faced rising interest rates and slowing growth -- have sought out companies that were positioned to continue to grow their earnings on a consistent basis.

Q       Besides the addition of several technology names, what other significant changes were made to the portfolio during the year?

A       We sold our entire position in Procter & Gamble in March when we grew uncertain about the company's ability to meet its long-term earnings growth target of 13% to 15%. Procter & Gamble had pre-announced a major earnings shortfall for the first half of 2000. The news stunned the market, coming after an analyst meeting at which Procter & Gamble said earnings were on track.
        In February, we reduced our position in Johnson & Johnson, and then in April, we sold the balance of it. We feared Johnson & Johnson's earnings growth rate would slow due to a lean near-term product pipeline, competitive products, including one from Amgen, and regulatory setbacks relating to the company's pharmaceutical business.
        We used the proceeds to purchase shares of Amgen, a biotechnology company expecting to launch three new drugs in early 2001 to 2002, and two in 2003. We also added to the portfolio Bristol-Meyers Squibb, a leading diversified healthcare company with an increased focus on pharmaceutical products and a commitment to research we believe has made it a leader in the fields of hematology, therapeutic protein design, cancer and neuroscience.

Q       How did some of the other sectors represented in the fund perform over the period?

A       Consumer cyclicals benefited from a robust economy as well as the insatiable spending by consumers. Our holdings in this sector include The Home Depot and Wal-Mart Stores. Both companies have increasingly taken advantage of technology to stay connected to their customers, which has helped contribute to their success.
        More recently, the performance of retail stocks has lagged due to concerns as to how slowing economic growth will impact their business. We are underweighted in the consumer cyclicals sector and believe both Wal-Mart and Home Depot will continue to deliver strong earnings performance, which should translate into long-term stock price performance. Consumer staples for the most part have lagged, but stocks such as Walgreen Co. and Colgate-Palmolive continued to deliver solid earnings, and they are poised to do better, in our opinion, particularly if the economy slows.


"We are underweighted in the consumer cyclicals sector and believe both Wal-Mart and Home Depot will continue to deliver strong earnings performance, which should translate into long-term stock price performance."


NUVEEN RITTENHOUSE GROWTH FUND

Sector Diversification

[PIE CHART APPEARS HERE]

Technology..............35.2%
Healthcare..............18.2%
Financials..............16.1%
Consumer Staples........14.6%
Capital Goods........... 7.5%
Consumer Cyclicals...... 6.0%
Utilities............... 2.4%


Portfolio composition is as of July 31, 2000, and is subject to change. Composition is based on the fund's stock holdings. Over time, the fund's holdings and their percentages will vary.

                                                           ANNUAL REPORT  page 5

Q       What is your outlook for the market environment and the fund for the coming months?

A       The interest rate and the economic outlook are key factors. Looking out one to two years, we continue to expect low inflation and moderate economic growth, which is an ideal environment for the stock market. In the near future, the Fed has made it clear that a 5% or higher growth rate is not sustainable without inflation rekindling. The Fed has said it wants to slow growth to a sustainable 3% to 3.5% rate. Therefore, we expect several more rate increases, which may create uncertainty and volatility.
        Beyond that, we look for slower economic growth and lower interest rates, which should boost stocks, particularly stable growth stocks with earnings that have low economic sensitivity.

ANNUAL REPORT  page 6

NUVEEN RITTENHOUSE GROWTH FUND

Fund Spotlight as of July 31, 2000

Quick Facts
                    A Shares      B Shares      C Shares      R Shares
NAV                   $29.09        $28.55        $28.56        $29.29
-----------------------------------------------------------------------
Fund Symbol            NRGAX         NRGBX         NRGCX         NRGRX
-----------------------------------------------------------------------
CUSIP              67065W100     67065W209     67065W308     67065W407
-----------------------------------------------------------------------
Inception Date         12/97         12/97         12/97         12/97
-----------------------------------------------------------------------

Total Returns as of 7/31/00/1/

                          A Shares               B Shares             C Shares          R Shares
                       NAV       Offer       NAV       w/CDSC      NAV       w/CDSC       NAV
YTD*                   2.07%     -3.80%      1.60%     -3.40%      1.60%      0.60%       2.20%
------------------------------------------------------------------------------------------------
1-Year                15.93%      9.27%     15.01%     11.01%     15.01%     15.01%      16.17%
------------------------------------------------------------------------------------------------
Since Inception++     15.73%     13.11%     14.89%     13.64%     14.91%     14.91%      16.03%
------------------------------------------------------------------------------------------------

Total Returns as of 6/30/00+

                          A Shares              B Shares              C Shares          R Shares
                       NAV       Offer       NAV       w/CDSC      NAV       w/CDSC       NAV
YTD*                   4.95%     -1.09%      4.52%     -0.48%      4.55%      3.55%      5.06%
------------------------------------------------------------------------------------------------
Since Inception++     17.60%     14.86%     16.75%     15.47%     16.78%     16.78%     17.92%
------------------------------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.
* Cumulative
++Annualized

Index Comparison/./

[MOUNTAIN CHART APPEARS HERE]

                                                        Standard
             Nuveen Rittenhouse  Nuveen Rittenhouse   and Poor's
            Growth Fund (Offer)   Growth Fund (NAV)    500 Index

12/1997           $ 9,425              $10,000          $10,000
 7/1998           $10,720              $11,374          $11,645
 7/1999           $11,860              $12,584          $13,999
 7/2000           $13,752              $14,591          $15,258

_____ Nuveen Rittenhouse Growth Fund (Offer) $13,752

_____ Nuveen Rittenhouse Growth Fund (NAV) $14,591

_____ Standard and Poor's 500 Index $15,258

/./ The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's 500 Index, which does not reflect any initial or ongoing expenses. An index is not available for direct investment.

Portfolio Allocation/./

[PIE CHART APPEARS HERE]

Equity.............97%

Cash Equivalents... 3%

/./ The fund is actively managed, and its holdings, diversification and allocation will vary over time.

Portfolio Statistics

Total Net Assets            $649.4 million
------------------------------------------
Beta                                  0.92
------------------------------------------
Average Market
Capitalization (Stocks)       $172 billion
------------------------------------------
Number of Stocks                        32
------------------------------------------
Turnover Rate (for reporting period)   28%
------------------------------------------
Expense Ratio*                       1.35%
------------------------------------------

* Class A shares after credit/reimbursement

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Terms To Know

The following are a few terms used throughout this report.

Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:
Large cap:      over $5 billion in market capitalization
Mid cap:        between $1 billion and $5 billion
Small cap:      $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.

                                                           ANNUAL REPORT  page 7

Portfolio of Investments
Nuveen Rittenhouse Growth Fund
July 31, 2000


                                                                        Market
Shares     Description                                                   Value
------------------------------------------------------------------------------
           COMMON STOCKS -- 97.0%
           Capital Goods -- 7.3%
606,000    General Electric Company                               $ 31,171,125
           305,000 Tyco International Ltd.                          16,317,500
------------------------------------------------------------------------------
           Consumer Cyclicals -- 5.9%
437,000    The Home Depot, Inc.                                     22,614,750
280,000    Wal-Mart Stores, Inc.                                    15,382,500
------------------------------------------------------------------------------
           Consumer Staples -- 14.2%
446,000    The Coca-Cola Company                                    27,345,375
458,000    Colgate-Palmolive Company                                25,504,875
640,000    Walgreen Co.                                             19,960,000
497,000    The Walt Disney Company                                  19,227,688
------------------------------------------------------------------------------
           Financials -- 15.7%
406,500    American International Group, Inc.                       35,644,969
304,000    Fannie Mae                                               15,162,000
350,000    MBNA Corporation                                         11,681,250
170,000    State Street Corporation                                 17,063,750
535,000    Wells Fargo & Company                                    22,102,188
------------------------------------------------------------------------------
           Healthcare -- 17.7%
230,000    Amgen Inc. #                                             14,935,625
262,000    Bristol-Myers Squibb Company                             13,001,750
381,000    Medtronic, Inc.                                          19,454,813
317,000    Merck & Co., Inc.                                        22,724,938
670,250    Pfizer Inc.                                              28,904,531
367,000    Schering-Plough Corporation                              15,849,813
------------------------------------------------------------------------------
           Technology -- 33.9%
544,000    Automatic Data Processing, Inc.                          26,962,000
362,000    Cisco Systems, Inc. #                                    23,688,375
359,000    EMC Corporation #                                        30,559,875
161,000    Hewlett-Packard Company                                  17,579,188
394,000    Intel Corporation                                        26,299,500
144,000    International Business Machines Corporation              16,191,000
325,000    Lucent Technologies Inc.                                 14,218,750
185,000    Microsoft Corporation #                                  12,915,313
170,000    Nokia Oyj Sponsored ADR                                   7,533,125
180,000    Oracle Corporation #                                     13,533,750
165,000    Sun Microsystems, Inc. #                                 17,397,188
240,000    Texas Instruments Incorporated                           14,085,000
------------------------------------------------------------------------------
           Utilities -- 2.3%
382,000    Worldcom, Inc. #                                         14,921,871
------------------------------------------------------------------------------
           Total Common Stocks (cost $506,919,021)                 629,934,375
------------------------------------------------------------------------------

   Principal                                                                              Market
Amount (000)  Description                                                                  Value
------------------------------------------------------------------------------------------------
              SHORT-TERM INVESTMENTS - 2.9%
     $19,018  Swiss Bank Repurchase Agreement, 6.46%, 8/01/00                       $ 19,018,000
============------------------------------------------------------------------------------------
              Total Short-Term Investments (cost $19,018,000)                         19,018,000
              ----------------------------------------------------------------------------------
              Total Investments (cost $525,937,021) - 99.9%                          648,952,375
              ----------------------------------------------------------------------------------
              Other Assets Less Liabilities - 0.1%                                       427,735
              ----------------------------------------------------------------------------------
              Net Assets - 100%                                                     $649,380,110
              ==================================================================================

#  Non-income producing.

                                 See accompanying notes to financial statements.
9

Statement of Net Assets
Nuveen Rittenhouse Growth Fund
July 31, 2000

---------------------------------------------------------------------------------------------------------
Assets
Investment securities, at market value (cost $525,937,021)                                   $648,952,375
Cash                                                                                            1,413,330
Receivables:
   Dividends and interest                                                                         237,388
   Shares sold                                                                                  1,809,836
Organizational assets                                                                              69,555
Other assets                                                                                      161,803
---------------------------------------------------------------------------------------------------------
     Total assets                                                                             652,644,287
---------------------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                                                        1,417,613
   Shares redeemed                                                                                622,560
Accrued expenses:
   Management fees                                                                                584,719
   12b-1 distribution and service fees                                                            440,803
Other liabilities                                                                                 198,482
---------------------------------------------------------------------------------------------------------
     Total liabilities                                                                          3,264,177
---------------------------------------------------------------------------------------------------------
Net assets                                                                                   $649,380,110
=========================================================================================================
Class A Shares
Net assets                                                                                   $121,610,499
Shares outstanding                                                                              4,180,725
Net asset value and redemption price per share                                               $      29.09
Offering price per share (net asset value per share plus
  maximum sales charge of 5.75% of offering price)                                           $      30.86
=========================================================================================================
Class B Shares
Net assets                                                                                   $287,992,905
Shares outstanding                                                                             10,087,915
Net asset value, offering and redemption price per share                                     $      28.55
=========================================================================================================
Class C Shares
Net assets                                                                                   $190,520,259
Shares outstanding                                                                              6,669,803
Net asset value, offering and redemption price per share                                     $      28.56
=========================================================================================================
Class R Shares
Net assets                                                                                   $ 49,256,447
Shares outstanding                                                                              1,681,697
Net asset value, offering and redemption price per share                                     $      29.29
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
Nuveen Rittenhouse Growth Fund
Year Ended July 31, 2000

---------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                     $ 4,327,504
Interest                                                                                        1,044,663
---------------------------------------------------------------------------------------------------------
Total investment income                                                                         5,372,167
---------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                 4,967,193
12b-1 service fees -- Class A                                                                     284,238
12b-1 distribution and service fees -- Class B                                                  2,638,505
12b-1 distribution and service fees -- Class C                                                  1,732,199
Shareholders' servicing agent fees and expenses                                                 1,094,186
Custodian's fees and expenses                                                                      96,639
Trustees' fees and expenses                                                                        68,290
Professional fees                                                                                  49,924
Shareholders' reports -- printing and mailing expenses                                            287,265
Federal and state registration fees                                                                97,108
Organizational expenses                                                                            36,099
Other expenses                                                                                     29,420
---------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement                           11,381,066
   Custodian fee credit                                                                              (487)
   Expense reimbursement                                                                         (149,870)
---------------------------------------------------------------------------------------------------------
Net expenses                                                                                   11,230,709
---------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                                   (5,858,542)
---------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain from Investments
Net realized gain from investment transactions                                                  1,143,490
Net change in unrealized appreciation or depreciation of investments                           85,946,069
---------------------------------------------------------------------------------------------------------
Net gain from investments                                                                      87,089,559
---------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                                    $81,231,017
=========================================================================================================

                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets

Nuveen Rittenhouse Growth Fund

                                                                           Year Ended       Year Ended
                                                                              7/31/00          7/31/99
-------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                             $ (5,858,542)    $ (2,462,919)
Net realized gain from investment transactions                              1,143,490        2,654,612
Net change in unrealized appreciation or depreciation of investments       85,946,069       30,332,273
-------------------------------------------------------------------------------------------------------
Net increase in net assets from operations                                 81,231,017       30,523,966
-------------------------------------------------------------------------------------------------------
Distributions to Shareholders
From accumulated net realized gains from investment transactions:
    Class A                                                                   (30,276)        (162,515)
    Class B                                                                   (72,146)        (332,952)
    Class C                                                                   (47,034)        (189,464)
    Class R                                                                   (12,078)        (103,805)
-------------------------------------------------------------------------------------------------------
Decrease in net assets from distributions to shareholders                    (161,534)        (788,736)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                          164,747,675      329,272,030
Net proceeds from shares issued to shareholders due to reinvestment
  of distributions                                                             77,998          352,550
-------------------------------------------------------------------------------------------------------
                                                                          164,825,673      329,624,580

Cost of shares redeemed                                                  (111,889,392)     (49,825,219)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                    52,936,281      279,799,361
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                                134,005,764      309,534,591
Net assets at the beginning of year                                       515,374,346      205,839,755
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                            $649,380,110     $515,374,346
=======================================================================================================
Balance of undistributed net investment income at the end of year        $         --     $         --
=======================================================================================================

                                 See accompanying notes to financial statements.

Notes to Financial Statements


1. General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Rittenhouse Growth Fund (the "Fund"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Fund invests in a diversified portfolio consisting primarily of equity securities traded in U.S. securities markets of large capitalization companies that have a history of consistent earnings and dividend growth ("blue chip companies") in order to provide long-term growth of capital.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements in accordance with accounting principles generally accepted in the United States.

Securities Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange or Nasdaq on which such securities are primarily traded; however, securities traded on a securities exchange or Nasdaq for which there are no transactions on a given day or securities not listed on a securities exchange or Nasdaq are valued at the most recent bid prices. The prices of fixed-income securities are provided by a pricing service and based on the mean between the bid and asked price. When price quotes are not readily available, the pricing service establishes fair market value based on prices of comparable securities. Short-term securities are valued at amortized cost, which approximates market value.

Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Fund has instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2000, the Fund had no such outstanding purchase commitments.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income is determined on the basis of interest accrued, adjusted for accretion of discounts.

Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

The Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.

Flexible Sales Charge Program

The Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.

Derivative Financial Instruments

The Fund may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Fund is authorized to invest in such financial instruments, and may do so in the future, it did not make any such investments during the fiscal year ended July 31, 2000.

Expense Allocation

Expenses of the Fund that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.

Custodian Fee Credit

The Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on the Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Deferred Organization Costs

The Fund's share of costs incurred by the Trust in connection with its organization and initial registration of shares was deferred and is being amortized over a 60-month period beginning December 31, 1997 (commencement of operations). If any of the initial shares of the Fund are redeemed during this period, the proceeds of the redemption will be reduced by the pro-rata share of the unamortized organization costs as of the date of redemption.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires man agement to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares

Transactions in Fund shares were as follows:

                                                                               Year Ended                        Year Ended
                                                                                 7/31/00                          7/31/99
                                                                       ---------------------------       ---------------------------
                                                                          Shares            Amount          Shares           Amount
------------------------------------------------------------------------------------------------------------------------------------
Shares sold:
   Class A                                                             1,409,570     $  39,108,141       2,927,355     $ 70,955,142
   Class B                                                             2,392,325        64,717,015       5,856,226      140,460,433
   Class C                                                             2,034,952        55,321,768       4,601,620      110,898,865
   Class R                                                               195,022         5,600,751         285,712        6,957,590

Shares issued to shareholders due to reinvestment of distributions:
   Class A                                                                   697            19,255           4,037           97,207
   Class B                                                                 1,256            34,214           6,527          156,121
   Class C                                                                   747            20,375           3,092           73,983
   Class R                                                                   149             4,154           1,045           25,239
------------------------------------------------------------------------------------------------------------------------------------
                                                                       6,034,718       164,825,673      13,685,614      329,624,580
------------------------------------------------------------------------------------------------------------------------------------
Shares redeemed:
   Class A                                                            (1,256,508)      (34,693,266)       (798,461)     (19,308,120)
   Class B                                                            (1,255,776)      (34,031,518)       (523,896)     (12,612,079)
   Class C                                                            (1,281,803)      (34,808,161)       (596,853)     (14,525,925)
   Class R                                                              (306,338)       (8,356,447)       (146,221)      (3,379,095)
------------------------------------------------------------------------------------------------------------------------------------
                                                                      (4,100,425)     (111,889,392)     (2,065,431)     (49,825,219)
------------------------------------------------------------------------------------------------------------------------------------
Net increase                                                           1,934,293     $  52,936,281      11,620,183     $279,799,361
====================================================================================================================================

3. Securities Transactions
Purchases and sales (including maturities) of common stocks and short-term investments for the fiscal year ended July 31, 2000, were as follows:

------------------------------------------------------------------------------
Purchases:
   Common stocks                                               $  197,605,251
   Short-term investments                                       4,595,774,000
Sales and maturities:
   Common stocks                                                  160,124,809
   Short-term investments                                       4,595,996,000
==============================================================================

At July 31, 2000, the identified cost of investments owned for federal income tax purposes was $529,413,773.

4. Unrealized Appreciation (Depreciation)
Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2000, were as follows:

------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                                  $145,554,853
   depreciation                                                   (26,016,251)
------------------------------------------------------------------------------
Net unrealized appreciation                                      $119,538,602
==============================================================================

5. Management Fee and Other Transactions with Affiliates
Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), the Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of the Fund as follows:

------------------------------------------------------------------------------
For the first $125 million                                             .8500%
For the next $125 million                                              .8375
For the next $250 million                                              .8250
For the next $500 million                                              .8125
For the next $1 billion                                                .8000
For net assets over $2 billion                                         .7750
==============================================================================

The Adviser had agreed to waive fees and reimburse expenses through July 31, 2000, in order to prevent total operating expenses (excluding any 12b-1 distribution or service fees and extraordinary expenses) from exceeding 1.10% of the average daily net assets of any class of Fund shares. The Adviser may voluntarily agree to reimburse expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Rittenhouse Financial Services, Inc. ("Rittenhouse"), a wholly owned subsidiary of The John Nuveen Company, under which Rittenhouse manages the Fund's investment portfolio. Rittenhouse is compensated for its services from the management fee paid to the Adviser. The Fund pays no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the fiscal year ended July 31, 2000, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares of approximately $373,200, of which approximately $340,300 were paid out as concessions to authorized dealers. The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the fiscal year ended July 31, 2000, the Distributor compensated authorized dealers directly with approximately $2,807,200 in commission advances at the time of purchase. To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended July 31, 2000, the Distributor retained approximately $3,101,600 in such 12b-1 fees. The remaining 12b-1 fees charged to the Fund were paid to compensate authorized dealers for providing services to shareholders relating to their investments. The Distributor also collected and retained approximately $966,500 of CDSC on share redemptions during the fiscal year ended July 31, 2000.

6. Composition of Net Assets
At July 31, 2000, the Fund had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:

--------------------------------------------------------------------------------
Capital paid-in                                                    $529,841,508
Balance of undistributed net investment income                               --
Accumulated net realized gain (loss) from investment transactions    (3,476,752)
Net unrealized appreciation of investments                          123,015,354
--------------------------------------------------------------------------------
Net assets                                                         $649,380,110
================================================================================

Financial Highlights




Selected data for a share outstanding throughout each period:

Class (Inception Date)
                                 Investment Operations         Less Distributions
                                -----------------------       --------------------





                                               Net
                                         Realized/
                                  Net   Unrealized
                Beginning     Invest-      Invest-             Net                      Ending
                      Net        ment         ment         Invest-                         Net
Year Ended          Asset     Income/         Gain            ment    Capital            Asset        Total
July 31,            Value      (Loss)       (Loss)  Total   Income      Gains   Total    Value    Return(a)
------------------------------------------------------------------------------------------------------------
Class A (12/97)
    2000           $25.10      $(.12)         4.12  $4.00      $--      $(.01)  $(.01)  $29.09        15.93%
    1999            22.75       (.04)         2.45   2.41       --       (.06)   (.06)   25.10        10.62
    1998(d)         20.00       (.01)         2.76   2.75       --          --     --    22.75        13.75
Class B (12/97)
    2000            24.82       (.33)         4.07   3.74       --       (.01)   (.01)   28.55        15.01
    1999            22.66       (.23)         2.45   2.22       --       (.06)   (.06)   24.82         9.86
    1998(d)         20.00       (.11)         2.77   2.66       --         --       --   22.66        13.30
Class C (12/97)
    2000            24.84       (.33)         4.06   3.73       --       (.01)   (.01)   28.56        15.01
    1999            22.67       (.23)         2.46   2.23       --       (.06)   (.06)   24.84         9.86
    1998(d)         20.00       (.11)         2.78   2.67       --         --      --    22.67        13.35
Class R (12/97)
    2000            25.22       (.05)         4.13   4.08       --       (.01)   (.01)   29.29        16.17
    1999            22.79        .02          2.47   2.49       --       (.06)   (.06)   25.22        10.95
    1998(d)         20.00        .03          2.76   2.79       --         --      --    22.79        13.95
------------------------------------------------------------------------------------------------------------

                                                  Ratios/Supplemental Data
                       -------------------------------------------------------------------------------
                                 Before Credit/          After           After Credit/
                                 Reimbursement      Reimbursement(b)    Reimbursement(c)
                                -----------------   -----------------   -----------------
                                            Ratio               Ratio               Ratio
                                           of Net              of Net              of Net
                                          Invest-             Invest-             Invest-
                               Ratio of      ment  Ratio of      ment  Ratio of      ment
                               Expenses    Income  Expenses    Income  Expenses    Income
                       Ending        to        to        to        to        to        to
                          Net   Average   Average   Average   Average   Average   Average   Portfolio
                       Assets       Net       Net       Net       Net       Net       Net    Turnover
                        (000)    Assets    Assets    Assets    Assets    Assets    Assets        Rate
------------------------------------------------------------------------------------------------------
Class A (12/97)
    2000             $121,610      1.37%    (.47)%     1.35%     (.45)%    1.35%     (.45)%        28%
    1999              101,080      1.27     (.18)      1.27      (.18)     1.27      (.18)         22
    1998(d)            43,092      1.42*    (.16)*     1.35*     (.09)*    1.35*     (.09)*         4
Class B (12/97)
    2000              287,993      2.13    (1.23)      2.10     (1.20)     2.10     (1.20)         28
    1999              222,156      2.02     (.93)      2.01      (.93)     2.01      (.93)         22
    1998(d)            81,823      2.17*    (.91)*     2.10*     (.84)*    2.10*     (.84)*         4
Class C (12/97)
    2000              190,520      2.13    (1.23)      2.10     (1.20)     2.10     (1.20)         28
    1999              146,927      2.01     (.93)      2.01      (.93)     2.01      (.93)         22
    1998(d)            43,260      2.17*    (.91)*     2.10*     (.84)*    2.10*     (.84)*         4
Class R (12/97)
    2000               49,256      1.12     (.21)      1.10      (.19)     1.10      (.19)         28
    1999               45,211      1.03      .08       1.03       .08      1.03       .08          22
    1998(d)            37,664      1.19*     .11*      1.10*      .20*     1.10*      .20*          4
------------------------------------------------------------------------------------------------------

*   Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b) After expense reimbursement from the investment adviser, where applicable.

(c) After custodian fee credit and expense reimbursement, where applicable.

(d) From commencement of class operations as noted.

Report of Independent Public Accountants







To the Board of Trustees and Shareholders of Nuveen Rittenhouse Growth Fund

We have audited the accompanying statement of net assets, including the portfolio of investments, of Nuveen Rittenhouse Growth Fund (one of the portfolios constituting the Nuveen Investment Trust II (a Massachusetts business trust)), as of July 31, 2000, and the related statements of operations for the year then ended, the statement of changes in net assets for each of the two years then ended and the financial highlights for the periods indicated thereon. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of Nuveen Rittenhouse Growth Fund as of July 31, 2000, the results of its operations for the year then ended, the change in its net assets for each of the two years then ended and its financial highlights for the periods indicated thereon in conformity with accounting principles generally accepted in the United States.


ARTHUR ANDERSEN LLP

Chicago, Illinois
September 20, 2000

                                     Notes

Fund Information





Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Investment Manager

Rittenhouse Financial Services, Inc.
Two Radnor Corporate Center
Suite 400
Radnor, PA 19087-4570


Transfer Agent and Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108
(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL


Independent Public Accountants

Arthur Andersen LLP
Chicago, IL




NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

        Serving
Investors
           For Generations

[Photo of John Nuveen, Sr. appears here]
John Nuveen, Sr.

A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.

Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.



NUVEEN
   Investments

Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com

                                                              Nuveen Investments

                                 Growth Funds


                                                    ANNUAL REPORT  JULY 31, 2000


[PHOTOS APPEAR HERE]


                                  INVEST WELL



                                  LOOK AHEAD



                              LEAVE YOUR MARK/SM/



        Innovation
        International Growth

        Contents

  1     Dear Shareholder

  3     From the Portfolio Manager's Perspective Nuveen Innovation Fund

  7     Nuveen Innovation Fund Spotlight

  8     From the Portfolio Manager's Perspective Nuveen International Growth
        Fund

 11     Nuveen International Growth Fund Spotlight

 12     Portfolio of Investments

 16     Statement of Net Assets

 17     Statement of Operations

 18     Statement of Changes in Net Assets

 19     Notes to Financial Statements

 24     Financial Highlights

 26     Report of Independent Public Accountants

 29     Fund Information



                             Must be preceded by or accompanied by a prospectus.

DEAR
Shareholder,

[PHOTO OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board

Harvard University, Tiffany's and Dom Perignon are each the Rolls-Royce of its market. Each is synonymous with "quality." Each has established, reinforced and marketed its brand as one that consistently delivers a quality product -- be it education, fine jewelry or champagne. Each has made a promise to its customers, and each works hard to keep that promise, year after year.

Webster defines quality as the degree of excellence that a thing possesses. Nuveen Investments defines quality by the excellence of our portfolio management and products as well as of the financial advisors you, and our firm, work with.

Quality Portfolio Management and Products In December 1999, Nuveen Investments launched the Nuveen Innovation and Nuveen International Growth funds, which this report discusses. These funds are managed by Columbus Circle Investors
(CCI), a firm that has been managing money for more than 25 years and has used a single, disciplined investment philosophy called "Positive Momentum and Positive Surprise." This philosophy is based on the premise that:

 . Strong companies tend to get stronger. CCI believes a company that demonstrates positive momentum in its business fundamentals tends to generate superior returns through rising stock prices. This represents the Positive Momentum CCI seeks.

 . Companies positively surprise when their business fundamentals and reported results exceed investor and analyst expectations. CCI believes this is often accompanied by strong, accelerating growth. This represents the Positive Surprise CCI seeks.

        I invite you to read the following interviews with the CCI management teams for the details about how this philosophy has played out for the Nuveen International Growth and Nuveen Innovation funds.

Quality Financial Advisors Nuveen Investments works through financial advisors because we believe in quality advice. Today, you face an unprecedented array of investment choices, opportunities -- and risks. Your investment advisor can offer you the professional assistance that will help bring to life your aspirations -- for yourself and your family, today and in the future.

        The potential presence of inflation and price swings in the markets reinforces the importance of working with an advisor, staying focused on the long term and adhering to your financial plan. With a sound plan in place, you may be better positioned to weather the markets' ups and downs.

Looking Ahead The following interviews with the portfolio management teams of the Nuveen Innovation and Nuveen International Growth funds are intended to give you a review of your fund's performance during its fiscal period, as well as an overview of the economic environment in which it operated.

                                                           ANNUAL REPORT  page 1

        I'd like to share a few words looking ahead. Looking to the latter part of 2000, we anticipate continued investor uncertainty in the wake of recent market volatility. The challenge for Nuveen Investments is to help financial advisors work with you to re-balance portfolios with your greater family wealth management goals in mind.

        We are poised to help you reach your goals with equity and fixed-income investments that are designed to provide high quality and consistent growth. We plan to continue to enhance and diversify the investment choices we offer.

        For more information on any Nuveen investment, including a prospectus, contact your financial advisor. Or call Nuveen at (800) 621-7227 or visit our Internet site at www.nuveen.com. Please read the prospectus carefully before you invest or send money.

        Thank you for your continued confidence.

Sincerely,

[SIGNATURE OF TIMOTHY R. SCHWERTFEGER APPEARS HERE]

Timothy R. Schwertfeger
Chairman of the Board
September 18, 2000

ANNUAL REPORT  page 2

NUVEEN INNOVATION FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen Innovation Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during the fiscal period ended July 31, 2000, we spoke with Parke Logan, co-portfolio manager of the fund and managing director of CCI, the subadvisor of the fund.

Q   We'll start with a performance recap: from the fund's actual inception on
December 20, 1999, its total return as of the end of its first fiscal period -- July 31, 2000 -- was 16.30%.

        For comparison purposes, we will measure the fund's performance in the period from December 31, 1999 to July 31, 2000, during which it returned 7.88%. The Lipper Science and Technology Funds Index returned 3.16%/1/ in that period, and the S&P 500 Index returned -1.98%./2/

        At the fund's inception, the stock market was riding high, and technology stocks were on top. The new millenium began in much the same manner, with stocks climbing relentlessly. But as spring began, that feverish investor optimism waned as the markets corrected. For the first time in a while, both the so-called "new economy" and "old economy" stocks followed similar paths -- downward. What happened to cause such a dramatic turnaround?

A   Despite the seemingly endless gains to be had in the stock market in 1999 and the beginning of 2000, investor sentiment was probably on shaky ground. The Federal Reserve's interest rate hikes over the last year didn't seem to be having the intended effect of slowing down the overheated economy. As more positive economic news came, the more people realized the rate hikes probably would not cease and that continued rate hikes would cause company stock valuations to suffer. That was enough to get the ball rolling downhill.

        This reality check hit the technology world particularly hard, where many high-flying start-ups with zero profits had reaped enormous gains in stock prices. Investors may have suddenly realized that those gains perhaps were simply a result of a "bandwagon" effect, and that company fundamentals do matter. The Nasdaq Composite Index fell into bear market territory./3/

        The market rebounded in June, though, as economic reports showing evidence of a slowing economy caused investors to hope the Fed would end its year-long strategy of interest rate hikes.

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms direct the investment activities of the Nuveen Mutual Funds, and Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for growth investing, Columbus Circle Investors (CCI), is an institutional investment management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception, December 20, 1999, through July 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

/1/ The Lipper Science & Technology Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper Science & Technology Funds category. An index is not available for direct investment.

/2/ The S&P 500 Index is an unmanaged index comprising 500 stocks generally considered representative of the U.S. stock market. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. An index is not available for direct investment.

/3/ The Nasdaq Composite Index is an unmanaged index that measures the more than 5,000 companies listed on the Nasdaq Stock Market Inc. An index is not available for direct investment.


                                                           ANNUAL REPORT  page 3

"The objective of the fund is to seek out what we term the 'innovators' -- companies that use innovative technologies to gain a competitive advantage in their industries, whatever they may be."


Q So, do you think price levels in technology stocks are more reasonable as a result of the 2000 bear market?

A Price levels definitely fell, but we're not concerned with prices when we're looking at companies. We look at changes in fundamentals, because we believe that the fundamentals lead the prices. Our goal is to find companies showing positive momentum and positive surprise. That is, companies with strengthening growth that repeatedly have exceeded investors' earnings expectations. We believe these types of companies generally will have rising stock prices.


Q How is "positive momentum and positive surprise" different from other styles of investing?

A Basically, this style is unique in that we focus on change. I mentioned looking for positive changes, but it works the other way too: if a company surprises the market with news of deteriorating fundamentals, we try to avoid it. Current stock price is based on historical results and current expectations. Stock prices change when earnings results differ from consensus expectations, or when the expectations themselves change. Those are the factors we look for.


Q  Did you adjust your portfolio strategy as the market began to fall?

A As the market fell in March and April, we eliminated positions in companies with short track records that traded at high prices compared to earnings. Then we focused on the highest quality and most established firms. Although these more established firms showed less true positive momentum and surprise, they also traded at much more reasonable prices and were highly recognized for their past success. We believed investors would be more likely to return to leaders like Cisco and Oracle than to the newer companies.

        It's not that we abandoned positive momentum and surprise during that period. We were just careful that any less-established holdings in the portfolio were showing such compelling momentum and surprise that investors would not ignore their accomplishments, in our opinion.


Q  Are the best days for technology stocks over, in your opinion?

A Technology in our world should continue to improve and proliferate. But it is important to remember that the fund has a much broader focus than on "typical" computer-related technology stocks. The objective of the fund is to seek out what we term the "innovators" -- companies that use innovative technologies to gain a competitive advantage in their industries, whatever they may be. These types of companies aren't what you'd think of as typical tech companies, and they definitely helped cushion the portfolio against the losses seen in the Nasdaq in the second quarter of 2000. We think investing in a mix of tech companies and innovators will remain a very viable way to invest in continuing technological advances.

ANNUAL REPORT  page 4

NUVEEN INNOVATION FUND

Sector Diversification

   [PIE CHART APPEARS HERE]

       Technology..... 82.4%

       Utilities...... 7.4%

       Healthcare..... 6.5%

       Consumer
       Cyclicals...... 1.6%

       Energy......... 2.1%


Portfolio composition is as of July 31, 2000, and is subject to change. Composition is based on the fund's stock holdings. Over time, the fund's holdings and their percentages will vary.

See Industry Diversification chart on page 6 for a further breakdown of the fund's technology holdings.


Q Can you give some examples of these "innovators" that helped boost the fund's returns during the technology rout?

A Calpine Corp. is a great example. Calpine is a non-traditional power generation company that dominates the efficient natural gas-fired power generation segment of the energy industry. It continued to surprise investors with better-than expected results, driven by its acquisition and expansion strategies that have helped the company grow its earnings. We have been rewarded by these improving results with higher stock prices.

        One innovator in biotechnology also did well over the period: a company called Affymetrix. Affymetrix developed the GeneChip system, which is used for gathering, analyzing and managing complex genetic information to make better diagnoses and treatments of disease. Its customers include pharmaceutical and biotech companies who will use their product to analyze DNA data.

        Abgenix, another biotech-oriented firm that focuses on genomics, also did extremely well.


Q Were there any "traditional" technology holdings that actually performed well in this period?

A BEA Systems is a software developer that performed well and has continually surprised investors with positive earnings news. BEA has quickly become the leader in business-to-business and Internet infrastructure systems and applications. It has a core franchise as the leader in middleware, which is software that connects different systems.

        Siebel Systems is software developer of client relationship management packages. Relationship management has been a priority with companies in many industries, and we believe software systems catering to that should continue to positively surprise.

        A third example is CIENA Corporation, which provides long-distance fiberoptic telecommunications networks. Its system is designed to alleviate capacity constraints, and the company has supply contracts with Sprint and Worldcom.


        NUVEEN INNOVATION FUND
        Top Ten Stock Holdings

        Calpine Corporation                          4.7%
        CIENA Corporation                            3.5%
        Siebel Systems, Inc.                         3.5%
        i2 Technologies Inc.                         3.5%
        Check Point Software Technologies Ltd.       3.4%
        JDS Uniphase Corporation                     3.3%
        Applied Micro Circuits Corporation           3.2%
        Oracle Corporation                           3.1%
        BEA Systems, Inc.                            3.0%
        Nortel Networks Corporation                  2.9%

The companies listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary.

"BEA Systems is a software developer that performed well and has continually surprised investors with positive earnings news."

                                                           ANNUAL REPORT  page 5

"We will continue to track the changes in the industry and in the markets, and, regardless of interest rates, plan to stick to our strategy of seeking fast-growing companies that exceed market expectations."


Q  You followed a set of interesting themes. What were some of those themes?

A One of our technological themes has been bandwidth, a cheaper and faster way to improve the "throughput" or information-carrying capacity on any given line in a network. There is not enough bandwidth available and demand has been increasing and insatiable.

        Client relationship management software was an important theme, as was business-to-business Internet applications. It has been a great time for the semiconductor industry too, as it builds on its cyclical recovery.

        The wireless theme was strong through the first quarter, but the cellular phone industry has begun a product transition from second-generation digital networks to wireless Internet. Since it takes a certain period of time for these transitions to play out, product capability began to lag, so people buying new phones have been limited for the most part to the lower-priced -- and lower-profit margin -- second-generation products. Although the market has seen disappointing results from companies like Nokia and Ericsson, we believe that wireless will come back again as capability catches up.


NUVEEN INNOVATION FUND

Industry Diversification (Top 5)

        Computer Software & Services       31.8%
        ----------------------------------------
        Communication Equipment            10.1%
        ----------------------------------------
        Computer Networking                 8.9%
        ----------------------------------------
        Electronics Semiconductors          8.3%
        ----------------------------------------
        Electronic Companies                7.4%
        ----------------------------------------

The Industries listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary.


Q  What is your outlook for the fund going into its next fiscal year?

A As I said, technology and innovation are trends that are not going away anytime soon. Obviously, we will be watching closely to see what the Fed's next moves are, because more interest rate increases could mean more market volatility. We don't predict the future, but we do follow market sentiment and expectations very closely, and act on changes. (Editor's note: the Fed kept rates unchanged at its August 22, 2000, meeting).

        We will continue to track the changes in the industry and in the markets, and, regardless of interest rates, plan to stick to our strategy of seeking fast-growing companies that exceed market expectations.

Annual Report  page 6

NUVEEN INNOVATION FUND

Fund Spotlight as of July 31, 2000

 Quick Facts
                       A Shares       B Shares      C Shares      R Shares
NAV                      $23.27          $23.15        $23.17        $23.29
----------------------------------------------------------------------------
Fund Symbol                 N/A           NIFBX         NIFCX           N/A
----------------------------------------------------------------------------
CUSIP                 67065W886       67065W878     67065W860     67065W852
----------------------------------------------------------------------------
Inception Date            12/99           12/99         12/99         12/99
----------------------------------------------------------------------------

  Total Returns as of 7/31/00/1/

                     A Shares           B Shares          C Shares      R Shares
                   NAV       Offer   NAV     w/CDSC     NAV      w/CDSC    NAV
YTD*               7.88%    1.66%    7.38%    2.38%    7.42%      6.42%   8.02%
--------------------------------------------------------------------------------
Since Inception*  16.30%    9.61%   15.70%   10.70%   15.80%     14.80%  16.45%
--------------------------------------------------------------------------------

  Total Returns as of 6/30/00/1/

                     A Shares           B Shares          C Shares      R Shares
                   NAV      Offer    NAV     w/CDSC     NAV      w/CDSC      NAV
YTD*              12.06%    5.59%   11.60%    6.60%   11.64%     10.64%  12.15%
--------------------------------------------------------------------------------
Since Inception*  20.80%   13.87%   20.25%   15.25%   20.35%     19.35%  20.90%
--------------------------------------------------------------------------------

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.

* Cumulative

Index Comparison

                         [MOUNTAIN CHART APPEARS HERE]

                                                                          LIPPER SCIENCE
          NUVEEN INNOVATION   NUVEEN INNOVATION   STANDARD AND POOR'S   AND TECHNOLOGY FUND
             FUND (NAV)          FUND (OFFER)          500 INDEX               INDEX
12/1999        10,000               9,425               10,000                10,000
7/2000         10,789              10,169                9,803                10,317

----- Nuveen Innovation Fund (NAV) $10,789
----- Nuveen Innovation Fund (Offer) $10,169
----- Standard and Poor's 500 Index $9,803
----- Lipper Science & Technology Fund Index $10,317

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Standard and Poor's Index and the Lipper Science & Technology Fund Index, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Allocation

[PIE CHART APPEARS HERE]

          Equity....100%

 . The fund is actively managed, and its holdings, diversification and allocation will vary over time.

Portfolio Statistics

Total Net Assets             $100.1 million
--------------------------------------------
Beta                                   1.21
--------------------------------------------
Average Market
Capitalization (Stocks)         $48 billion
--------------------------------------------
Number of Stocks                         43
--------------------------------------------
Turnover Rate (for reporting period)    117%
--------------------------------------------
Expense Ratio*                         1.86%
--------------------------------------------

* Class A shares after credit/reimbursement

Terms To Know

The following are a few terms used throughout this report.

Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:
Large cap:  over $5 billion in market capitalization
Mid cap:    between $1 billion and $5 billion
Small cap:  $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.



                                                           Annual Report  page 7

NUVEEN INTERNATIONAL GROWTH FUND

From the Portfolio Manager's Perspective
--------------------------------------------------------------------------------

Nuveen is dedicated to providing investors access to a team of highly experienced investment managers, each overseeing portfolios within their specific areas of expertise. This select group of asset management firms direct the investment activities of the Nuveen Mutual Funds, and Nuveen has chosen them for their rigorously disciplined investment approaches and their consistent long-term performance.

Drawing on decades of experience and specialized knowledge, these skilled asset managers have earned reputations for excellence in their fields of expertise, whether it is blue-chip growth stocks, large-cap value stocks, bonds or international securities.

Nuveen's advisor for growth investing, Columbus Circle Investors (CCI), is an institutional investment management firm with approximately $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes.

Performance figures are quoted for Class A shares at net asset value. Comments cover the period from the fund's inception, December 20, 1999, through July 31, 2000. The views expressed reflect those of the portfolio management team and are subject to change at any time, based on market and other conditions.

*The Lipper International Funds Index is a managed index representing the average annualized total returns of the 30 largest funds in the Lipper International Funds category. The Morgan Stanley All Country World Index ex-USA is an unmanaged index comprised of a capitalization-weighted sampling of the companies listed on the stock exchanges of 14 European countries. The returns assume reinvestment of dividends and do not reflect any applicable sales charges. Indices are not available for direct investment.

The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

Performance for very short periods of time should not be the sole factor in your investment decision.

Nuveen International Growth Fund features portfolio management by Columbus Circle Investors (CCI), an institutional management firm with more than $6 billion in assets under management. For more than 25 years, CCI has sought to produce excellent investment results using a single, disciplined investment process for all asset classes. To help you understand the fund's performance during its first fiscal period ended July 31, 2000, we spoke with Matthew Goldsmith, co-portfolio manager of the fund and managing director of CCI, the subadvisor of the fund.

Q It was certainly an interesting period in history for the fund's debut at the end of 1999. Can you describe the worldwide financial market environment?

A The fund opened in December 1999 amid explosive performance in the equity markets worldwide, led by technology stocks which seemed to know no limits. But the U.S. Federal Reserve's series of interest rate increases resumed in January, and within two months market volatility not seen in years set in around the world as investors feared the rate hikes would begin to hurt corporate profits. "Old economy" and "new economy" stocks alike were dragged down.

     The world will have to wait to see whether the Fed and other central banks' interest rate hikes have had their intended effect of slowing the economy. If not, more hikes may be in store and, most likely, more volatility. Despite all this, the fund met its objectives.

Q Let's talk about the fund's performance. Remarkable performance in the first 11 days of the fund's life boosted the fund's actual since-inception total return (from December 20, 1999) to 14.65%. For comparison purposes, we will measure performance in the period from December 31, 1999 to July 31, 2000, during which it returned 4.75% against its benchmarks: the Lipper International Funds Index, which returned -7.22%, and the Morgan Stanley All Country World Index ex-USA, which returned -6.89%*. How do you explain the fund's outperformance over its benchmarks given its overweighting in technology?

A Technology was still important, in fact it was one of the most important themes that we followed -- we were just very selective about what kinds of technology companies we chose for the fund. The difference was we focused on what we believed were quality stocks whose positive reports had been consistent. We are not willing to commit to the lower-tier, unproven names.

     One example of a high-quality technology company included STMicroelectronics, a French producer of semiconductor integrated circuits and devices. The semiconductor industry has been enjoying a strong rebound, and although it originated in the U.S., our approach allowed us to pick up on it in other regions of the world that house promising companies in this sector.

ANNUAL REPORT  page 8

     Another example was Check Point Software Technologies, an Israeli company specializing in Internet firewalls -- or protection of company systems from intruders -- and virtual private networks. Check Point is an example of a company that has benefited from the explosive growth of the Internet, and of the security that companies need when their resources are at stake.

     The fund was basically positioned more defensively than usual, though, in response to the turbulent markets.

NUVEEN INTERNATIONAL GROWTH FUND

Top Ten Stock Holdings
Anritsu Corporation                     3.3%
--------------------------------------------
Nortel Networks Corporation             3.3%
--------------------------------------------
Alcatel                                 3.2%
--------------------------------------------
Schering AG                             2.8%
--------------------------------------------
Thomson Multimedia Sponsored ADR        2.7%
--------------------------------------------
Vestas Wind Systems A/S                 2.7%
--------------------------------------------
ARM Holdings plc                        2.6%
--------------------------------------------
Heineken NV                             2.6%
--------------------------------------------
William Demant A/S                      2.6%
--------------------------------------------
Tecan AG                                2.6%
--------------------------------------------

The companies listed represent their respective percentages of stock holdings as of July 31, 2000. Over time, the fund's holdings and their percentages will vary. The fund's investments in foreign stocks present additional risks, including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.

Q What do you mean by "defensive?"

A It was actually the natural result of our positive momentum/positive surprise approach, not a conscious change in strategy to "defensive." Again, because of our approach, we were able to single out holdings in sectors that we believed were more likely to hold up very well amid the turmoil due to the "positively" surprising nature of the fundamentals.

NUVEEN INTERNATIONAL GROWTH FUND

Sector Diversification

   [PIE CHART APPEARS HERE]

Technology..............38.8%
Capital Goods...........18.0%
Healthcare..............14.4%
Consumer Staples.........9.3%
Consumer Cyclicals.......6.8%
Transportation...........5.8%
Energy...................3.6%
Financials...............2.0%
Utilities................1.3%

Portfolio composition is as of July 31, 2000, and is subject to change. Composition is based on the fund's stock holdings.

Examples of defensive holdings that our research turned up include healthcare stocks -- which so far have made a strong comeback in 2000 -- such as Takeda, Schering and SmithKline Beecham, and energy stocks such as Total Fina Elf. (SmithKline Beecham and Total Fina Elf were sold out of the portfolio before the end of the period.) Precision Drilling Corporation of Canada was an example of an old economy stock that performed very well. Precision provides oil field and industrial services in the U.S. and Canada, and has benefitted from the industrial supply/demand imbalance stemming from the lack of investment in gas fields over the last couple of years.

Q How is the "positive momentum and positive surprise" approach different from other styles of investing?

A In our discipline, we try to invest in good companies believed to be getting stronger, exhibited by improving fundamentals and positively surprising results. We believe companies with these attributes are usually accompanied by consistently rising stock prices. We don't just look at "cheap" stocks and wait for prices to rise.

"Because of our approach, we were able to single out holdings in sectors that we believed were more likely to hold up very well amid the turmoil due to the `positively' surprising nature of the fundamentals."

                                                           ANNUAL REPORT  page 9

"In our discipline, we try to invest in good companies believed to be getting stronger, exhibited by improving fundamentals and positively surprising results.
 . . . We don't just look at `cheap' stocks and wait for prices to rise."

     Current stock price is based on historical operating results and related news, as well as consensus expectations for the company, industry and economy. Changes in stock price can occur for one of two reasons: earnings results are different from consensus expectations, or the expectations themselves change.

     Change -- perceived and real change -- is a very important factor that we look at when selecting stocks. That's true for the negative side as well as the positive: if a company surprises the market with negative news, we try to avoid it.


Q Let's talk about Europe, whose new currency passed the one-year mark in January. The euro has mainly been newsworthy because of its weakness against the dollar and yen. What does this mean for those who invest in Europe?

A The euro has been weak mainly as a result of the strength of the dollar and yen. The irony is we should start seeing stronger earnings from European companies as the weak euro makes their products more competitive abroad. Short term, it may increase inflation expectations and may cause central banks to raise rates to reduce inflation, which may slow down the economy. But the European economy is fundamentally strong, and we believe the weak euro is a temporary condition and nothing to be alarmed about in the long-term.


Q What is your outlook for the world's financial markets in the coming months?

A Worldwide interest rates will be a big determinant of what the markets will do, and rates will be a key factor we'll be watching closely. Our job is to track expectations as they change. How the world's central banks choose to react to unfolding economic news will have an effect on corporate profits.

     One area we'll be paying close attention to is the Japanese economy, because of its tremendous impact on Asian markets. Japan has convinced the world that their economy has improved -- they just haven't convinced their own residents. Consumer spending, which is absolutely essential to Japan's economic recovery, has not dramatically improved.

     In the technology arena, many wonder if the turbulence recently indicates that the best days are over. But we believe technology and technology spending are still extremely important. Tech companies are a big part of the market, and companies in all industries are using technology more than ever.

     Going forward, we are very optimistic about our technology themes such as broadband and wireless data. In healthcare, we see technological improvement becoming more important with the growth of genomics and the rapidity with which new, more powerful drugs are brought to market.

ANNUAL REPORT  page 10

NUVEEN INTERNATIONAL GROWTH FUND

Fund Spotlight as of July 31, 2000

Quick Facts

                       A Shares        B Shares        C Shares        R Shares
NAV                      $22.93          $22.82          $22.82          $22.96
-------------------------------------------------------------------------------
Fund Symbol                 N/A             N/A             N/A             N/A
-------------------------------------------------------------------------------
CUSIP                 67065W506       67065W605       67065W704       67065W803
-------------------------------------------------------------------------------
Inception Date            12/99           12/99           12/99           12/99
-------------------------------------------------------------------------------

Total Returns as of 7/31/00/+/

                         A Shares         B Shares       C Shares     R Shares
                       NAV     Offer   NAV    w/CDSC   NAV    w/CDSC     NAV
YTD*                  4.75%   -1.29%   4.30%  -0.70%   4.30%   3.30%    4.89%
-------------------------------------------------------------------------------
Since Inception*     14.65%    8.06%  14.10%   9.10%  14.10%  13.10%   14.80%

Total Returns as of 6/30/00/+/

                         A Shares        B Shares        C Shares     R Shares
                       NAV     Offer   NAV    w/CDSC   NAV    w/CDSC     NAV
YTD*                  6.62%    0.47%   6.22%   1.22%   6.22%   5.22%    6.76%
--------------------------------------------------------------------------------
Since Inception*     16.70%   10.01%  16.20%  11.20%  16.20%  15.20%   16.85%

+ Returns reflect differences in sales charges and expenses among the share classes. Class A shares have a 5.75% maximum sales charge. Class B shares have a CDSC that begins at 5% for redemptions during the first year after purchase and declines periodically to 0% over the following six years. Class B shares convert to Class A shares after eight years. Class C shares have a 1% CDSC for redemptions within one year.
* Cumulative

Portfolio Statistics

Total Net Assets                  $38.3 million
------------------------------------------------
Beta                                       1.29
------------------------------------------------
Average Market
Capitalization (Stocks)             $28 billion
------------------------------------------------
Number of Stocks                             56
------------------------------------------------
Turnover Rate (for reporting period)        111%
------------------------------------------------
Expense Ratio*                             1.83%
------------------------------------------------

* Class A shares after credit/reimbursement

Index Comparison.

[MOUNTAIN CHART APPEARS HERE]

          NUVEEN INTERNATIONAL   NUVEEN INTERNATIONAL    MSCI ALL COUNTRY    LIPPER INTERNATIONAL
           GROWTH FUND (OFFER)    GROWTH FUND (NAV)     WORLD INDEX EX-USA        FUND INDEX
12/1999           9,425                10,000                 10,000                10,000
7/2000            9,874                10,476                  9,312                 9,279

---Nuveen International Growth Fund (Offer) $9,874
---Nuveen International Growth Fund (NAV) $10,476
---MSCI All Country World Index ex-USA $9,312
---Lipper International Fund Index $9,279

 . The Index Comparison shows the change in value of a $10,000 investment in the Class A shares of the Nuveen fund, adjusted for the maximum sales charge (5.75%) and all ongoing fund expenses. It also shows the Nuveen fund at NAV. Both are compared to the Lipper International Fund Index and the MSCI All Country World Index ex-USA, which do not reflect any initial or ongoing expenses. An index is not available for direct investment.

Returns are historical and do not guarantee future performance. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Performance of classes will differ. For additional information, please see the fund prospectus.

Portfolio Allocation.

[PIE CHART APPEARS HERE]

Equity......100%

 . The fund is actively managed, and its holdings, diversification and allocation will vary over time.


 Country Allocation (Top 10)*

   Japan           16.7%
----------------------------
   United Kingdom  15.2%
----------------------------
   France          13.6%
----------------------------
   Germany          8.2%
----------------------------
   Canada           6.9%
----------------------------
   Denmark          6.5%
----------------------------
   Norway           4.5%
----------------------------
   Israel           4.0%
----------------------------
   Hong Kong        4.0%
----------------------------
   Sweden           3.3%
----------------------------

*As a percentage of stock holdings as of July 31, 2000. Holdings are subject to change.

The fund's investments in foreign stocks present additional risks including currency risk. In addition, investing in securities of developing countries involves risks greater than, or in addition to, investing in foreign developed countries.


Terms To Know

The following are a few terms used throughout this report.

Beta is a measure of a fund's volatility compared to the market's. A fund with a beta of 1.20 is approximately 20% more volatile than the market, while a fund with a beta of 0.80 is approximately 20% less volatile than the market.

Market Capitalization Also referred to as market cap, market capitalization is a measure of a corporation's value, calculated by multiplying the number of outstanding shares of common stock by the current market price per share. Market capitalization is usually grouped in these main categories:
Large cap: over $5 billion in market capitalization
Mid cap:   between $1 billion and $5 billion
Small cap: $1 billion or less

Price/Earnings Ratio (P/E) The P/E ratio of a stock is calculated by dividing the current price of the stock by its trailing 12 months' earnings per share. A high P/E generally indicates that the market will pay more to obtain the company's stock because investors have confidence in the company's ability to increase its earnings over time. Conversely, a low P/E indicates that investors are less confident that the company's earnings will increase, and therefore are not willing to pay as much for its stock. The weighted average of the price/earnings ratios of the stocks in a mutual fund's portfolio can act as a gauge of the fund's investment strategy in the current market climate by indicating a value orientation (low P/E ratios) or a growth orientation (high P/E ratios).

Total Return is a measure of a fund's performance that takes into account income dividends, capital gains distribution and change in net asset value.


                                                          ANNUAL REPORT  page 11

Portfolio of Investments

Nuveen Innovation Fund
July 31, 2000


                                                                          Market
  Shares      Description                                                  Value
--------------------------------------------------------------------------------
              COMMON STOCKS - 89.8%
              Consumer Cyclicals - 1.4%
   23,400     Gemstar-TV Guide International, Inc. #               $   1,423,013
--------------------------------------------------------------------------------
              Energy - 1.9%
   27,200     Dynegy Inc.                                              1,914,200
--------------------------------------------------------------------------------
              Healthcare - 5.8%
   38,000     Abgenix, Inc. #                                          1,904,750
   13,975     Affymetrix, Inc. #                                       1,908,243
   30,500     First Health Group Corp. #                                 934,063
   10,700     United Therapeutics Corporation #                        1,048,600
--------------------------------------------------------------------------------
              Technology - 74.1%
   18,500     Altera Corporation #                                     1,816,469
   21,000     Amdocs Limited #                                         1,410,938
   24,550     Analog Devices, Inc. #                                   1,641,781
   24,700     Applied Materials, Inc. #                                1,874,113
   19,000     Applied Micro Circuits Corporation #                     2,835,750
   21,875     Ariba, Inc. #                                            2,536,133
   61,800     BEA Systems, Inc. #                                      2,661,263
   10,000     Broadcom Corporation #                                   2,242,500
   27,950     Business Objects S.A. Sponsored ADR #                    2,641,275
   26,600     Check Point Software Technologies Ltd. #                 3,085,600
   22,325     CIENA Corporation #                                      3,172,941
   36,050     Cisco Systems, Inc. #                                    2,359,022
   29,500     Commerce One, Inc. #                                     1,240,844
   78,700     Compaq Computer Corporation                              2,208,519
   19,700     Copper Mountain Networks, Inc. #                         1,553,530
   10,575     Cree, Inc. #                                             1,189,027
   59,650     Dynatech Corporation #                                   1,700,025
   12,425     Extreme Networks, Inc. #                                 1,735,035
   24,130     i2 Technologies, Inc. #                                  3,130,868
   24,900     JDS Uniphase Corporation #                               2,941,313
   36,000     KLA-Tencor Corporation #                                 1,917,000
   13,250     Mercury Interactive Corporation #                        1,315,270
   12,750     Micromuse Inc. #                                         1,654,113
   23,400     Network Appliance, Inc. #                                2,016,788
   35,550     Nortel Networks Corporation                              2,644,031
   37,525     Oracle Corporation  #                                    2,821,411
   56,550     Palm, Inc. #                                             2,205,450
   32,525     Portal Software, Inc. #                                  1,637,939
   14,550     Redback Networks Inc. #                                  1,891,500
   21,850     Siebel Systems, Inc. #                                   3,168,250
   21,300     Sun Microsystems, Inc. #                                 2,245,819
   26,450     Teradyne, Inc. #                                         1,676,269
   34,725     Vitria Technology, Inc. #                                1,640,756
   18,575     Waters Corporation #                                     2,203,459

                                                                          Market
  Shares      Description                                                  Value
--------------------------------------------------------------------------------
              Technology (continued)
    8,200     Yahoo! Inc. #                                        $   1,055,238
--------------------------------------------------------------------------------
              Utilities - 6.6%
   45,425     The AES Corporation #                                    2,427,392
   59,200     Calpine Corporation #                                    4,218,000
--------------------------------------------------------------------------------
              Total Investments (cost $80,251,066) - 89.8%            89,848,500
              ------------------------------------------------------------------
              Other Assets Less Liabilities - 10.2%                   10,204,882
              ------------------------------------------------------------------
              Net Assets - 100%                                    $ 100,053,382
              ==================================================================

              #  Non-income producing.


13                               See accompanying notes to financial statements.

Portfolio of Investments
Nuveen International Growth Fund
July 31, 2000

                                                                                 Market
               Shares   Description                                               Value
               ------------------------------------------------------------------------
                        COMMON STOCKS - 89.1%
                        Capital Goods - 16.1%
                38,000  Asahi Glass Company, Limited                           $364,118
                29,000  Assa Abloy AB                                           550,207
                    49  CRH plc                                                     831
               126,000  ERG Limited                                             703,275
                62,000  Johnson Electric Holdings Limited                       602,231
                67,000  Nippon Sheet Glass Company, Limited                     855,995
                12,000  Singulus Technologies AG                                766,672
                17,100  Skanska AB                                              566,824
                31,000  Tomra Systems ASA                                       815,467
                21,300  Vestas Wind Systems A/S                                 926,375
                -----------------------------------------------------------------------
                        Consumer Cyclicals - 6.0%
                14,000  Pioneer Corporation                                     459,938
                55,000  Sanyo Electric Co., Ltd.                                405,046
                14,000  Thomson Multimedia Sponsored ADR #                      930,125
                 7,500  WPP Group plc Sponsored ADR                             517,500
                -----------------------------------------------------------------------
                        Consumer Staples - 8.3%
                 3,800  Groupe Danone                                           570,769
                15,600  Heineken NV                                             891,875
                23,000  Kirin Beverage Corporation                              548,868
                22,100  Mediaset S.p.A.                                         349,149
                10,000  Promotora de Informaciones S.A. #                       228,408
                 8,100  Societe Television Francaise 1                          601,940
                -----------------------------------------------------------------------
                        Energy - 3.2%
                10,000  Alberta Energy Company Ltd.                             361,758
                25,200  Precision Drilling Corporation #                        859,950
                -----------------------------------------------------------------------
                        Financials - 1.8%
                41,000  Bipop-Carire S.p.A.                                     333,179
                29,000  DBS Group Holdings Limited                              349,539
                -----------------------------------------------------------------------
                        Healthcare - 12.9%
                 8,900  Aventis S.A. (DD)                                       669,169
                18,000  Chugai Pharmaceutical Co., Ltd.                         327,377
                15,000  deCode Genetics, Inc. #                                 385,313
                 2,050  Novo Nordisk A/S                                        399,683
                16,500  Schering AG                                             961,676
                 7,000  Takeda Chemical Industries, Ltd.                        415,222
                   850  Tecan AG                                                881,523
                25,500  William Demant A/S                                      884,064
                -----------------------------------------------------------------------

14

                                                                                  Market
               Shares   Description                                                Value
               -------------------------------------------------------------------------
                        Technology - 34.4%
                15,000  Alcatel                                              $ 1,106,365
                56,000  Anritsu Corporation                                    1,121,738
                79,200  ARM Holdings plc #                                       897,345
                 6,000  AudioCodes Ltd. #                                        594,000
                80,000  Baltimore Technologies plc #                             763,229
                11,800  Bookham Technology plc Sponsored ADR #                   740,450
                 6,600  Check Point Software Technologies Ltd. #                 765,600
                90,000  China Unicom Limited #                                   209,463
                16,000  China Unicom Limited Sponsored ADR #                     377,000
                82,168  Datacraft Asia Limited                                   612,152
                20,800  Jenoptik AG                                              549,291
                28,400  Logica plc                                               735,851
                     1  Macronix International Co., Ltd. Sponsored ADR #              13
                44,800  Marconi plc (DD)                                         715,904
                28,000  NEC Corporation                                          746,122
                     1  Net One Systems Co., Ltd.                                 10,723
                13,180  Nokia Oyj Sponsored ADR                                  584,039
                15,000  Nortel Networks Corporation                            1,115,625
               107,100  Spirent plc                                              799,212
                13,500  STMicroelectronics N.V.                                  768,656
               -------------------------------------------------------------------------
                        Transportation - 5.2%
               360,000  Cathay Pacific Airways                                   757,068
                20,500  Deutsche Lufthansa AG                                    506,607
                57,500  Frontline Limited #                                      717,330
               -------------------------------------------------------------------------
                        Utilities - 1.2%
                    18  NTT DeCoMo, Inc. #                                       451,720
               -------------------------------------------------------------------------
                        Total Investments (cost $31,535,441) - 89.1%          34,129,569
                        ----------------------------------------------------------------
                        Other Assets Less Liabilities - 10.9%                  4,172,857
                        ----------------------------------------------------------------
                        Net Assets - 100%                                    $38,302,426
                        ================================================================

                        Country Allocation (as a percentage of the fund's net assets)
                        ----------------------------------------------------------------
                        Japan                  15.0%      Singapore                 2.5%
                        ----------------------------------------------------------------
                        United Kingdom         13.6       Netherlands               2.3
                        ----------------------------------------------------------------
                        France                 12.1       Switzerland               2.3
                        ----------------------------------------------------------------
                        Germany                 7.3       Australia                 1.8
                        ----------------------------------------------------------------
                        Canada                  6.1       Italy                     1.8
                        ----------------------------------------------------------------
                        Denmark                 5.8       China                     1.5
                        ----------------------------------------------------------------
                        Norway                  4.0       Finland                   1.5
                        ----------------------------------------------------------------
                        Israel                  3.5       Iceland                   1.0
                        ----------------------------------------------------------------
                        Hong Kong               3.5       Spain                     0.6
                        ----------------------------------------------------------------
                        Sweden                  2.9
                        ----------------------------------------------------------------

                        # Non-income producing.
                        (DD) Security purchased on a delayed delivery basis.

                                 See accompanying notes to financial statements.

Statement of Net Assets
July 31, 2000

                                                                                  International
                                                                   Innovation            Growth
-----------------------------------------------------------------------------------------------
Assets
Investment securities, at market value
   (cost $80,251,066 and $31,535,441, respectively)              $ 89,848,500      $ 34,129,569
Cash                                                                5,540,104         3,478,826
Receivables:
   Dividends                                                               --            13,414
   Investments sold                                                 6,761,328           475,297
   Shares sold                                                        796,477         1,706,848
Other assets                                                              180             2,623
-----------------------------------------------------------------------------------------------
        Total assets                                              102,946,589        39,806,577
-----------------------------------------------------------------------------------------------
Liabilities
Payables:
   Investments purchased                                            2,452,432         1,385,582
   Net unrealized depreciation on unsettled foreign currency
     forward contracts from transaction hedges                             --               714
   Shares redeemed                                                    187,084            60,643
Accrued expenses:
   Management fees                                                     89,510             8,653
   12b-1 distribution and service fees                                 70,636            12,892
Other liabilities                                                      93,545            35,667
-----------------------------------------------------------------------------------------------
      Total liabilities                                             2,893,207         1,504,151
-----------------------------------------------------------------------------------------------
Net assets                                                       $100,053,382       $38,302,426
===============================================================================================
Class A Shares
Net assets                                                       $ 22,837,927       $10,676,344
Shares outstanding                                                    981,587           465,631
Net asset value and redemption price per share                   $      23.27       $     22.93
Offering price per share (net asset value per share plus
   maximum sales charge of 5.75% of offering price)              $      24.69       $     24.33
===============================================================================================
Class B Shares
Net assets                                                       $ 33,288,220       $ 6,435,408
Shares outstanding                                                  1,438,109           281,969
Net asset value, offering and redemption price per share         $      23.15       $     22.82
===============================================================================================
Class C Shares
Net assets                                                       $ 39,907,012       $ 6,925,300
Shares outstanding                                                  1,722,673           303,451
Net asset value, offering and redemption price per share         $      23.17       $     22.82
===============================================================================================
Class R Shares
Net assets                                                       $  4,020,223       $14,265,374
Shares outstanding                                                    172,608           621,217
Net asset value, offering and redemption price per share         $      23.29       $     22.96
===============================================================================================

                                 See accompanying notes to financial statements.

Statement of Operations
December 20, 1999 (commencement of operations) through July 31, 2000

                                                                                         International
                                                                           Innovation           Growth
-------------------------------------------------------------------------------------------------------
Investment Income
Dividends (net of foreign tax expense of $0 and $12,128, respectively)    $    30,121      $   111,394
-------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                               434,325          169,836
12b-1 service fees -- Class A                                                  22,150            8,801
12b-1 distribution and service fees -- Class B                                132,504           20,293
12b-1 distribution and service fees -- Class C                                183,716           21,048
Shareholders' servicing agent fees and expenses                                65,512           18,037
Custodian's fees and expenses                                                  94,143           63,747
Trustees' fees and expenses                                                     2,316            1,210
Professional fees                                                              37,297           37,433
Shareholders' reports -- printing and mailing expenses                         23,597           23,794
Federal and state registration fees                                            12,791            2,727
Organizational expenses                                                        87,759           87,759
Other expenses                                                                  1,432              930
-------------------------------------------------------------------------------------------------------
Total expenses before custodian fee credit and expense reimbursement        1,097,542          455,615
    Custodian fee credit                                                      (13,046)         (10,201)
    Expense reimbursement                                                     (57,200)        (157,005)
-------------------------------------------------------------------------------------------------------
Net expenses                                                                1,027,296          288,409
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                                 (997,175)        (177,015)
-------------------------------------------------------------------------------------------------------
Realized and Unrealized Gain (Loss)
Net realized gain (loss):
    Investment transactions                                               (14,271,235)      (2,917,173)
    Foreign currency transactions                                                  --          (82,006)
Net change in unrealized appreciation or depreciation of investments        9,597,434        2,594,128
Net change in unrealized gain (loss) on translation of assets and
  liabilities denominated in foreign currencies                                    --             (707)
-------------------------------------------------------------------------------------------------------
Net gain (loss)                                                            (4,673,801)        (405,758)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     $(5,670,976)     $  (582,773)
=======================================================================================================


                                 See accompanying notes to financial statements.

Statement of Changes in Net Assets
December 20, 1999 (commencement of operations) through July 31, 2000

                                                                                         International
                                                                           Innovation           Growth
-------------------------------------------------------------------------------------------------------
Operations
Net investment income (loss)                                            $   (997,175)      $  (177,015)
Net realized gain (loss):
    Investment transactions                                              (14,271,235)       (2,917,173)
    Foreign currency transactions                                                 --           (82,006)
Net change in unrealized appreciation or depreciation of investments       9,597,434         2,594,128
Net change in unrealized gain (loss) on translation of assets and
  liabilities denominated in foreign currencies                                   --              (707)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from operations                     (5,670,976)         (582,773)
-------------------------------------------------------------------------------------------------------
Fund Share Transactions
Net proceeds from sale of shares                                         121,319,755        44,607,727
Cost of shares redeemed                                                  (15,595,397)       (5,722,528)
-------------------------------------------------------------------------------------------------------
Net increase in net assets from Fund share transactions                  105,724,358        38,885,199
-------------------------------------------------------------------------------------------------------
Net increase in net assets                                               100,053,382        38,302,426
Net assets at the beginning of year                                               --                --
-------------------------------------------------------------------------------------------------------
Net assets at the end of year                                           $100,053,382       $38,302,426
=======================================================================================================
Balance of undistributed net investment income at the end of year       $         --       $        --
=======================================================================================================


                                 See accompanying notes to financial statements.

Notes to Financial Statements


1.  General Information and Significant Accounting Policies

The Nuveen Investment Trust II (the "Trust") is an open-end, diversified management investment company registered under the Investment Company Act of 1940. The Trust comprises the Nuveen Innovation Fund ("Innovation") and the Nuveen International Growth Fund ("International Growth") (collectively, the "Funds"), among others. The Trust was organized as a Massachusetts business trust in 1997.

The Innovation Fund will invest at least 65% of its total assets in stocks of companies which utilize innovative technologies to gain a strategic competitive advantage in their industry and in companies that develop, provide and service those technologies in order to provide capital appreciation without consideration for income.

The International Growth Fund primarily invests in common stocks of medium and large capitalization companies domiciled in countries other than the United States in order to provide long-term capital appreciation.

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States.


Securities Valuation

Common stocks and other equity-type securities held by the Funds are valued at the last sales price on the securities exchange on which such securities are primarily traded; however, securities traded on a securities exchange for which there are no transactions on a given day or securities not listed on a securities exchange are valued at the most recent bid prices.


Securities Transactions

Securities transactions are recorded on a trade date basis. Realized gains and losses from such transactions are determined on the specific identification method. Securities purchased or sold on a when-issued or delayed delivery basis may have extended settlement periods. Any securities so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets in a separate account with a current value at least equal to the amount of the when-issued and delayed delivery purchase commitments. At July 31, 2000, the International Growth Fund had outstanding delayed delivery purchase commitments of $1,385,582.


Investment Income

Dividend income is recorded on the ex-dividend date.


Dividends and Distributions to Shareholders

Net investment income and net realized capital gains from investment transactions, if any, are declared and distributed to shareholders annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income and net realized capital gains are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from accounting principles generally accepted in the United States. Accordingly, temporary over-distributions as a result of these differences may occur and will be classified as either distributions in excess of net investment income and/or distributions in excess of net realized gains from investment transactions, where applicable.

Federal Income Taxes

Each Fund intends to distribute all taxable income and capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal tax provision is required.


Flexible Sales Charge Program

Each Fund offers Class A, B, C and R Shares. Class A Shares are sold with a sales charge and incur an annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 18 months of purchase. Class B Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class B Shares agrees to pay a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without a sales charge but incur annual 12b-1 distribution and service fees. An investor purchasing Class C Shares agrees to pay a CDSC of 1% if Class C Shares are redeemed within one year of purchase. Class R Shares are not subject to any sales charge or 12b-1 distribution or service fees. Class R Shares are available only under limited circumstances.


Derivative Financial Instruments

The Funds may invest in options and futures contracts, which are sometimes referred to as derivative transactions. Although the Funds are authorized to invest in such financial instruments, and may do so in the future, they did not make any such investments during the period December 20, 1999 (commencement of operations) through July 31, 2000. The International Growth Fund has entered into foreign currency forward contracts for hedging purposes as described in the Foreign Currency Transactions paragraph below.


Expense Allocation

Expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only includes 12b-1 distribution and service fees, are recorded to the specific class.


Foreign Currency Translations

To the extent that the Funds invest in securities that are denominated in a currency other than U.S. dollars, each Fund will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Fund's investment in securities denominated in that currency will lose value because its currency is worth fewer U.S. dollars; the opposite effect occurs if U.S. dollars fall in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and dividend income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.


Foreign Currency Transactions

The Funds may engage in foreign currency exchange transactions in connection with their portfolio investments and assets and liabilities denominated in foreign currencies. Each Fund may engage in foreign currency forward contracts, options and futures transactions. Each Fund will enter into foreign currency transactions for hedging and other permissible risk management purposes only. If the Fund invests in a currency futures or options contract, it must make a margin deposit to secure performance of such contract. With respect to investments in currency futures contracts, each Fund may also be required to make a variation margin deposit because the value of futures contracts fluctuates daily. In addition, each Fund may segregate assets to cover its futures contracts obligations.

The objective of each Fund's foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund's foreign currency denominated securities and other assets and liabilities will decline in value due to changes in foreign currency exchange rates. All foreign currency forward contracts, options and futures transactions are "marked-to-market" daily at the applicable market rates and any resulting unrealized gains or losses are recorded in the Fund's financial statements. Each Fund records realized gains and losses at the time the forward contract is offset by entering into a closing transaction or extinguished by delivery of the currency. The contractual amounts of forward foreign currency exchange contracts does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. As of July 31, 2000, the International Growth Fund had outstanding foreign currency forward contracts as follows:

                                                                      Unrealized
U.S. Dollars                                     Settlement         Depreciation
        Sold     Foreign Currency Purchased            Date     at July 31, 2000
--------------------------------------------------------------------------------
$    434,858     Japanese Yen (47,729,968)      August 2000               $  714
================================================================================

Custodian Fee Credit
Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by credits earned on each Fund's cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments.

Use of Estimates
The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fund Shares
Transactions in Fund shares were as follows:

                              Innovation                  International Growth
                     ---------------------------       ---------------------------
                      12/20/99 (commencement of         12/20/99 (commencement of
                     operations) through 7/31/00       operations) through 7/31/00
                     ---------------------------       ---------------------------
                        Shares            Amount          Shares            Amount
----------------------------------------------------------------------------------
Shares sold:
   Class A           1,094,867      $ 28,031,334         688,138       $16,789,418
   Class B           1,515,026        39,404,769         291,764         7,292,298
   Class C           1,858,190        44,893,290         306,615         7,652,475
   Class R             424,389         8,990,362         623,340        12,873,536
----------------------------------------------------------------------------------
                     4,892,472       121,319,755       1,909,857        44,607,727
----------------------------------------------------------------------------------
Shares redeemed:
   Class A            (113,280)       (2,721,654)       (222,507)       (5,355,338)
   Class B             (76,917)       (1,798,217)         (9,795)         (241,683)
   Class C            (135,517)       (3,156,576)         (3,164)          (76,201)
   Class R            (251,781)       (7,918,950)         (2,123)          (49,306)
----------------------------------------------------------------------------------
                      (577,495)      (15,595,397)       (237,589)       (5,722,528)
----------------------------------------------------------------------------------
Net increase         4,314,977      $105,724,358       1,672,268       $38,885,199
==================================================================================

3. Securities Transactions

Purchases and sales of common stocks for the period December 20, 1999 (commencement of operations) through July 31, 2000, were as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
Purchases                                      $ 169,264,886            $ 61,361,093
Sales                                             74,742,586              26,908,478
====================================================================================

At July 31, 2000, the identified cost of investments owned for federal income tax purposes were as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
                                               $  94,522,300            $ 34,452,614
====================================================================================

4. Unrealized Appreciation (Depreciation)

Gross unrealized appreciation and gross unrealized depreciation of investments for federal income tax purposes at July 31, 2000, were as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
Gross unrealized:
   appreciation                                $  13,315,729            $  3,887,634
   depreciation                                  (17,989,529)             (4,210,679)
------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation)     $  (4,673,800)           $   (323,045)
====================================================================================

5. Management Fee and Other Transactions with Affiliates

Under the Trust's investment management agreement with Nuveen Institutional Advisory Corp. (the "Adviser"), each Fund pays an annual management fee, payable monthly, which is based upon the average daily net assets of each Fund as follows:

                                                  Innovation    International Growth
------------------------------------------------------------------------------------
For the first $125 million                            1.0000%                 1.0500%
For the next $125 million                              .9875                  1.0375
For the next $250 million                              .9750                  1.0250
For the next $500 million                              .9625                  1.0125
For the next $1 billion                                .9500                  1.0000
For net assets over $2 billion                         .9250                   .9750
====================================================================================

The Adviser may voluntarily agree to reimburse expenses from time to time, which may be terminated at any time at its discretion.

The management fee compensates the Adviser for overall investment advisory and administrative services, and general office facilities. The Adviser has entered into a Sub-Advisory Agreement with Columbus Circle Investors ("CCI") under which CCI manages the investment portfolios of the Funds. CCI is compensated for its services from the management fee paid to the Adviser. The Funds pay no compensation directly to those of its Trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Fund from the Adviser.

During the period December 20, 1999 (commencement of operations) through July 31, 2000, Nuveen Investments (the "Distributor"), a wholly owned subsidiary of The John Nuveen Company, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to authorized dealers as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
Sales charges collected                    $ 243,750                 $ 105,241
Paid to authorized dealers                   218,715                    93,370
==============================================================================

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

During the period December 20, 1999 (commencement of operations) through July 31, 2000, the Distributor compensated authorized dealers directly with commission advances at the time of purchase as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
Commission advances                      $ 1,650,773                 $ 310,961
==============================================================================

To compensate for commissions advanced to authorized dealers, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the period December 20, 1999 (commencement of operations) through July 31, 2000, the Distributor retained such 12b-1 fees as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
12b-1 fees retained                        $ 277,249                  $ 34,783
==============================================================================

The remaining 12b-1 fees charged to the Funds were paid to compensate authorized dealers for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the period December 20, 1999 (commencement of operations) through July 31, 2000, as follows:

                                          Innovation      International Growth
------------------------------------------------------------------------------
CDSC retained                               $ 86,661                   $ 3,235
==============================================================================

At July 31, 2000, the Distributor owned 1,250 shares of the International Growth Fund's Class A, B, and C and The John Nuveen Company owned 496,250 shares of Class R.

6. Composition of Net Assets
At July 31, 2000, the Funds had an unlimited number of $.01 par value per share common stock authorized. Net assets consisted of:


                                          Innovation      International Growth
------------------------------------------------------------------------------
Capital paid-in                        $ 104,727,183              $ 38,708,184
Balance of undistributed net
 investment income                                --                        --

Accumulated net realized gain (loss)
 from investment transactions and
 foreign currency transactions           (14,271,235)               (2,999,179)

Net unrealized appreciation of
 investments                               9,597,434                 2,594,128

Net unrealized gain (loss) on
 translation of assets and liabilities
 denominated in foreign currencies                --                      (707)
------------------------------------------------------------------------------
Net assets                             $ 100,053,382              $ 38,302,426
==============================================================================

Financial Highlights



Selected data for a share outstanding throughout the period December 20, 1999 (commencement of operations) through July 31, 2000:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                              -------------------------------   ----------------------------
Innovation                                        Net
                                            Realized/
                  Beginning          Net   Unrealized                                          Ending
                        Net   Investment   Investment                  Net                        Net    Total
Year Ended            Asset      Income/         Gain           Investment   Capital            Asset   Return
July 31,              Value       (Loss)       (Loss)   Total       Income     Gains   Total    Value      (a)
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)           $20.00       $(.26)        $3.53   $3.27         $ --      $ --    $ --   $23.27    16.30%
Class B (12/99)
  2000 (d)            20.00        (.37)         3.52    3.15           --        --      --    23.15    15.70
Class C (12/99)
  2000 (d)            20.00        (.37)         3.54    3.17           --        --      --    23.17    15.80
Class R (12/99)
  2000 (d)            20.00        (.21)         3.50    3.29           --        --      --    23.29    16.45
===============================================================================================================

Class (Inception Date)
                                                    Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------------
                                 Before Credit/              After               After Credit/
                                 Reimbursement         Reimbursement (b)       Reimbursement (c)
                             ---------------------   ---------------------   ---------------------
                                             Ratio                   Ratio                   Ratio
Innovation                                  of Net                  of Net                  of Net
                             Ratio of   Investment   Ratio of   Investment   Ratio of   Investment
                             Expenses       Income   Expenses       Income   Expenses       Income
                    Ending         to    (Loss) to         to    (Loss) to         to    (Loss) to
                       Net    Average      Average    Average      Average    Average      Average   Portfolio
Year Ended           Asset        Net          Net        Net          Net        Net          Net    Turnover
July 31,             (000)     Assets       Assets     Assets       Assets     Assets       Assets        Rate
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)         $22,838      1.97%*     (1.89)%*     1.89%*     (1.82)%*     1.86%*     (1.79)%*        117%
Class B (12/99)
  2000 (d)          33,288      2.72*      (2.65)*      2.63*      (2.56)*      2.60*      (2.53)*         117
Class C (12/99)
  2000 (d)          39,907      2.75*      (2.68)*      2.60*      (2.53)*      2.57*      (2.50)*         117
Class R (12/99)
  2000 (d)           4,020      1.87*      (1.83)*      1.51*      (1.47)*      1.48*      (1.44)*         117
===============================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.

Selected data for a share outstanding throughout the period December 20, 1999 (commencement of operations) through July 31, 2000:

Class (Inception Date)
                                   Investment Operations             Less Distributions
                              -------------------------------   ----------------------------
International Growth                              Net
                                            Realized/
                  Beginning          Net   Unrealized                                          Ending
                        Net   Investment   Investment                  Net                        Net    Total
Year Ended            Asset      Income/         Gain           Investment   Capital            Asset   Return
July 31,              Value       (Loss)       (Loss)   Total       Income     Gains   Total    Value      (a)
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)           $20.00       $(.15)        $3.08   $2.93         $ --      $ --    $ --   $22.93    14.65%
Class B (12/99)
  2000 (d)            20.00        (.25)         3.07    2.82           --        --      --    22.82    14.10
Class C (12/99)
  2000 (d)            20.00        (.24)         3.06    2.82           --        --      --    22.82    14.10
Class R (12/99)
  2000 (d)            20.00        (.12)         3.08    2.96           --        --      --    22.96    14.80
===============================================================================================================

Class (Inception Date)
                                                    Ratios/Supplemental Data
                   --------------------------------------------------------------------------------------------
                                 Before Credit/              After               After Credit/
                                 Reimbursement         Reimbursement (b)       Reimbursement (c)
                             ---------------------   ---------------------   ---------------------
                                             Ratio                   Ratio                   Ratio
International Growth                        of Net                  of Net                  of Net
                             Ratio of   Investment   Ratio of   Investment   Ratio of   Investment
                             Expenses       Income   Expenses       Income   Expenses       Income
                    Ending         to    (Loss) to         to    (Loss) to         to    (Loss) to
                       Net    Average      Average    Average      Average    Average      Average   Portfolio
Year Ended           Asset        Net          Net        Net          Net        Net          Net    Turnover
July 31,             (000)     Assets       Assets     Assets       Assets     Assets       Assets        Rate
---------------------------------------------------------------------------------------------------------------
Class A (12/99)
  2000 (d)         $10,676      2.66%*     (1.90)%*     1.82%*     (1.05)%*     1.75%*     (.99)%*         111%
Class B (12/99)
  2000 (d)           6,435      3.41*      (2.61)*      2.57*      (1.76)*      2.50*      (1.70)*         111
Class C (12/99)
  2000 (d)           6,925      3.40*      (2.58)*      2.58*      (1.75)*      2.51*      (1.69)*         111
Class R (12/99)
  2000 (d)          14,265      2.58*      (1.99)*      1.50*       (.90)*      1.43*       (.84)*         111
===============================================================================================================

*    Annualized.

(a) Total returns are calculated on net asset value without any sales charge and are not annualized.

(b)  After expense reimbursement from the investment adviser, where applicable.

(c)  After custodian fee credit and expense reimbursement, where applicable.

(d) For the period December 20, 1999 (commencement of operations) through July 31, 2000.

Report of Independent Public Accountants


To the Board of Trustees and Shareholders of Nuveen Investment Trust II

We have audited the accompanying statements of net assets, including the portfolios of investments, of Nuveen Innovation Fund, and Nuveen International Growth Fund (two of the portfolios constituting the Nuveen Investment Trust II (a Massachusetts business trust)), as of July 31, 2000 and the related statements of operations, the statements of changes in net assets, and the financial highlights for the period from December 20, 1999 (commencement of operations) through July 31, 2000. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2000, by correspondence with the custodian and brokers. As to securities purchased but not received, we requested confirmation from brokers and, when replies were not received, we carried out alternative auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the net assets of the Nuveen Innovation Fund, and Nuveen International Growth Fund of the Nuveen Investment Trust II as of July 31, 2000, the results of their operations, the changes in their net assets, and the financial highlights for the period from December 20, 1999 (commencement of operations) through July 31, 2000 in conformity with accounting principles generally accepted in the United States.

ARTHUR ANDERSEN LLP

Chicago, Illinois
September 20, 2000

                                     Notes
                                     -----

                                     Notes

Fund Information


Board of Trustees

James E. Bacon
Jack B. Evans
William T. Kissick
Thomas E. Leafstrand
Timothy R. Schwertfeger
Sheila W. Wellington


Fund Manager

Nuveen Institutional Advisory Corp.
333 West Wacker Drive
Chicago, IL 60606


Investment Manager

Columbus Circle Investors
Metro Center
One Station Place
Stanford, CT 06902


Transfer Agent and
Shareholder Services

Chase Global Funds Services Company
73 Tremont Street
Boston, MA 02108

(800) 257-8787


Legal Counsel

Chapman and Cutler
Chicago, IL


Independent Public
Accountants

Arthur Andersen LLP
Chicago, IL


NASD Regulation, Inc. provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of NASD members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.nasdr.com. NASD Regulation, Inc. also provides an investor brochure that includes information describing the Public Disclosure Program.

     Serving
Investors
          For Generations
       -------------------------------------------------------------------------

[PHOTO OF JOHN NUVEEN, SR. APPEARS HERE]

John Nuveen, Sr.


A 100-Year Tradition of Quality Investments

Since 1898, Nuveen Investments has been synonymous with investments that withstand the test of time. In fact, more than 1.3 million investors have trusted Nuveen to help them build and sustain the wealth of a lifetime.

Whether your focus is long-term growth, dependable income or sustaining accumulated wealth, Nuveen offers a wide variety of investments and services to help meet your unique circumstances and financial planning needs. We can help you build a better, well-diversified portfolio.


Call Your Financial Advisor Today

To find out how Nuveen Mutual Funds might round out your investment portfolio, contact your financial advisor today. Or call Nuveen at (800) 257-8787 for more information. Ask your advisor or call for a prospectus, which details risks, fees and expenses. Please read the prospectus carefully before you invest.


NUVEEN
   Investments


Nuveen Investments
333 West Wacker Drive
Chicago, Illinois 60606-1286
www.nuveen.com